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                                 FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


         FIRST AMENDMENT, effective December 3, 2001, to the Employment Agreement, dated January 1, 2000 (the "Agreement") between Hoenig Group Inc. (the "Company") and Fredric P. Sapirstein (the "Executive").

         WHEREAS, the Company and the Executive desire to amend the Agreement in certain respects:

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. The first sentence of Section 2 of the Agreement is hereby amended and restated to read as follows:

               "Executive's employment under this Agreement shall commence on the date hereof and end on December 31, 2002 (the "Initial Period"), unless sooner terminated in accordance with the provisions of Section 4."

         2. The proviso to the first sentence of Section 3(b) of the Agreement is amended to read as follows:

               "provided, however, that in no case shall the Bonus Award for each of the fiscal years ending December 31, 2000, December 31, 2001, and December 31, 2002 be less than $600,000 (the "Minimum Bonus Award").

         3. Section 4(b) of the Agreement is amended by adding a new subsection (5) thereto as follows:

               "(5) Executive shall participate, and the Company shall continue contributions on Executive's behalf, in all Company-sponsored health and welfare plans on terms no less favorable than as in effect on the Termination Date, which benefits shall continue until the earliest of (A) commencement of Executive's entitlement to comparable benefits under a plan provided by a new employer (if Executive in his sole discretion becomes employed by a new employer); (B) Executive's death and (C) expiration of the Initial Period or renewal Period, as the case may be."

         Except as amended hereby, the Agreement shall remain in full force and effect.



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                               HOENIG GROUP INC.


                                               By: /s/Alan B. Herzog
                                                   -----------------------------
                                               Title: Chief Operating Officer


                                               EXECUTIVE


                                               /s/Fredric P. Sapirstein
                                               ---------------------------------
                                               Fredric P. Sapirstein